FOURTH AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 3, 2013, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC., as Servicer (the “Servicer”), and as Performance Guarantor (the “Performance Guarantor”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator for each Purchaser Group (the “Administrator”).
RECITALS
1.    The parties hereto other than Regions Bank (“Regions”) are parties to the Amended and Restated Receivables Purchase Agreement, dated as of June 6, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.    Immediately prior to the effectiveness of this Amendment, each of the parties hereto in addition to Wells Fargo Bank, National Association (“Wells”) entered into that certain Payoff, Assignment and Assumption Agreement, dated as of the date hereof (the “Wells Payoff Agreement”), pursuant to which, among other things, Wells assigned its rights and obligations under the Agreement to Regions.
3.    Concurrently herewith, the Seller, the Servicer, the Administrator, the LC Bank, PNC and Regions are entering into that certain Third Amended and Restated Fee Letter, dated as of the date hereof (the “Amended Fee Letter”).
4.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
SECTION 2.    Joinder of Regions to the Agreement.
2.1    Regions as a Related Committed Purchaser. From and after the date hereof, Regions shall be a Related Committed Purchaser party to the Agreement for all purposes thereof and of the other Transaction Documents as if Regions were an original party to the Agreement, and Regions assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Related Committed Purchasers contained in the Agreement and the other Transaction Documents.
2.2    Regions as an LC Participant. From and after the date hereof, Regions shall be an LC Participant party to the Agreement for all purposes thereof and of the other Transaction Documents as if Regions were an original party to the Agreement, and Regions assumes all related rights and agrees to be bound by all of the terms and provisions applicable to LC Participants contained in the Agreement and the other Transaction Documents.

2.3    Appointment of Regions as Purchaser Agent of Regions’ Purchaser Group. Regions hereby designates itself as, and Regions hereby agrees to perform the duties and obligations of, the Purchaser Agent for Region’s Purchaser Group. From and after the date hereof, Regions shall be a Purchaser Agent party to the Agreement, for all purposes of the Agreement and the other Transaction Documents as if Regions were an original party to the Agreement, and Regions assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchaser Agents contained in the Agreement and the other Transaction Documents.
2.4    Regions’ Credit Decision. Regions confirms that (i) it has received a copy of the Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Agreement and (ii) it will, independently and without reliance upon the Administrator, any Purchaser Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or refraining from taking action under the Agreement and the other Transaction Documents.
2.5    Commitments. The Commitment of Regions under the Agreement as a Related Committed Purchaser and as an LC Participant shall be the applicable amount set forth on Schedule IV attached hereto.
2.6    Notice Address. Regions’ address for notices under the Agreement in all of its capacities shall be the following:
Address: Regions Business Capital
1180 West Peachtree St. NW
Suite 1000
Atlanta, Georgia 30309
Attention: Lisa Washington
Loan Administration
Telephone: (404) 221-4557
Facsimile: (404) 221-4361
E-mail:    lisa.washington@regions.com
2.7    Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of Regions as a party to the Agreement, and any otherwise applicable conditions precedent thereto under the Agreement and the other Transactions Documents (other than as set forth herein) are hereby waived.

SECTION 3.    Amendments to the Agreement. The Agreement is hereby amended as follows:
3.1    The third paragraph of Section 1.1(a) of the Agreement is replaced in its entirety with the following:
Each of the parties hereto hereby acknowledges and agrees that from and after the Fourth Amendment Effective Date, the Purchaser Group that includes Regions, as a Purchaser Agent and as a Purchaser, shall not include a Conduit Purchaser, and each request by the Seller for ratable Purchases by the Conduit Purchasers pursuant to Section 1.1(a)(i) shall be deemed to be a request that the Related Committed Purchasers in Regions’ Purchaser Group make their ratable share of such Purchase. For the avoidance of doubt, the Discount with respect to each Portion of Capital funded or maintained by such Related Committed Purchasers shall accrue at the Alternate Rate, rather than the CP Rate.
3.2    Sections 1.2(h) and 1.2(i) of the Agreement are deleted in their entirety.
3.3    Clauses (G) and (H) of Section 6.1 of the Agreement are replaced in their entirety with the following Clauses (G), (H) and (I):
(G) change the definition of “Dilution Reserve,” “Dilution Reserve Percentage,” “Eligible Receivable,” “Loss Reserve,” “Loss Reserve Percentage,” “Net Receivables Pool Balance,” or “Termination Event”, (H) release all or any material part of the Pool Assets from the security interest granted by the Seller to the Administrator hereunder or under any other Transaction Document or (I) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (H) above in a manner that would circumvent the intention of the restrictions set forth in such clauses.
3.4    The “Commitment” and “Pro-Rata Share” of each Purchaser as set forth below it’s signature to the Agreement are deleted in their entirety.
3.5    Each signature block as well as notice information thereunder for Wells set forth on signature pages S-4, S-5 and S-6 of the Agreement are deleted in their entirety.
3.6    The following new defined terms and definitions thereof are added to Exhibit I to the Agreement in appropriate alphabetical order.
“Eligible Unbilled Receivable” means, at any time, any Receivables as to which (a) the invoice or bill with respect thereto has not yet been sent to the Obligor thereof and (b) the Originator with respect thereto has accrued the related revenue on its financial statements under GAAP.

“Fourth Amendment Effective Date” means the date on which that certain Fourth Amendment to this Agreement, dated as of June 3, 2013, becomes effective in accordance with its terms.
“OFAC”  means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Regions” means Regions Bank.
“Sanctioned Country”  means a country subject to a sanctions program identified on the list maintained by OFAC and available at: http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.
“Sanctioned Person”  means (i) A person named on the list of “Specially Designated Nationals” or “Blocked Persons” maintained by OFAC available at:

http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
3.7    The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is amended by replacing each reference to “Wells” where it appears therein with a reference to “Regions”.
3.8    The definition of “Commitment” set forth in Exhibit I to the Agreement is amended by replacing the term “Section 1.1(b)” where it appears therein with the term “Section 1.1(c)”.
3.9    The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Concentration Percentage” means, at any time for any Obligor, the applicable Concentration Percentage set forth below:

Obligor	Concentration Percentage
The General Electric Companies, so long as General Electric Company has both: (a) a short-term unsecured debt rating of “A-1+” by Standard and Poor’s or, if General Electric Company does not have a short-term unsecured debt rating from Standard and Poor’s, a long-term unsecured debt rating of at least “AA” by Standard and Poor’s; and (b) a short-term unsecured debt rating of “P-1” by Moody’s or, if General Electric Company does not have a short-term unsecured debt rating from Moody’s, a long-term unsecured debt rating of at least “Aa2” by Moody’s	25.00%
The General Electric Companies, so long as General Electric Company has both: (a) a short-term unsecured debt rating of at least “A-1” by Standard and Poor’s or, if General Electric Company does not have a short-term unsecured debt rating from Standard and Poor’s, a long-term unsecured debt rating of at least “A” by Standard and Poor’s; and (b) a short-term unsecured debt rating of “P-1” by Moody’s or, if General Electric Company does not have a short-term unsecured debt rating from Moody’s, a long-term unsecured debt rating of at least “A2” by Moody’s	15.00%
The General Electric Companies, so long as General Electric Company has both: (a) a short-term unsecured debt rating of at least “A-2” by Standard and Poor’s or, if General Electric Company does not have a short-term unsecured debt rating from Standard and Poor’s, a long-term unsecured debt rating of at least “BBB+” by Standard and Poor’s; and (b) a short-term unsecured debt rating of at least “P-2” by Moody’s or, if General Electric Company does not have a short-term unsecured debt rating from Moody’s, a long-term unsecured debt rating of at least “Baa1” by Moody’s	10.00%
Any other Obligor (including the General Electric Companies if they do not fall within one of the other categories above)	3.00%

3.10    The definition of “Default Ratio” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that became Defaulted Receivables during such calendar month (other than Receivables that became Defaulted Receivables as a result of an Event of Bankruptcy with respect to the Obligor thereof during such month), by (b) the sum of (X) the aggregate initial Outstanding Balance of all Receivables (other than Receivables, the Obligor of which is one of the General Electric Companies), originated by the Originators during the calendar month that is 6 calendar months before such calendar month, plus (Y) the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is one of the General Electric Companies, originated by the Originators during the calendar month that is 7 calendar months before such calendar month.
3.11    Clause (a) of the definition of “Defaulted Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
(a)    as to which any payment, or part thereof, remains unpaid for more than 150 days from the original invoice date of such Receivable, except that, in the case of a Receivable, the Obligor of which is one of the General Electric Companies, a Receivable as to which any payment, or part thereof, remains unpaid for more than 210 days from the original invoice date of such Receivable, or
3.12    The definition of “Delinquent Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for more than (i) solely with respect to any Receivable, the Obligor of which is one of the General Electric Companies, 150 days from the original invoice date of such Receivable and (ii) with respect to any other Receivable, 90 days from the original invoice date of such Receivable.
3.13    Clause (c) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is amended by replacing the number “46” where it appears therein with the number “60”.
3.14    Clause (q) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
(q)    (i) that is not a Specified Receivable and (ii) either (A) the invoice with respect thereto has been sent to the Obligor thereof or (B) that is an Eligible Unbilled Receivable, and

3.15    Clause (r) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
(r)    that is not a CBTS Lease Receivable for which an invoice or bill with respect thereto has not been sent to the Obligor thereof by the Servicer or the related Originator.
3.16    The definition of “Excess Concentration” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Excess Concentration” means, without duplication, the sum of the following amounts:
(i)    the sum of the amounts by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds an amount equal to: (a) the applicable Concentration Percentage for such Obligor, multiplied by (b) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(ii)    the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool which were billed to an Obligor for a service to be provided during the immediate subsequent billing period exceeds 20% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(iii)    the amount by which the aggregate Outstanding Balance of all Eligible Unbilled Receivables then in the Receivables Pool exceeds 25% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.
3.17    Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “June 4, 2014” where it appears therein with the date “June 2, 2016”.
3.18    Clause (c) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the term “Section 1.1(b)” where it appears therein with the term “Section 1.1(c)”.
3.19    The definition of “LC Participant” set forth in Exhibit I to the Agreement is amended by deleting the parenthetical “(and its respective Commitment)” from where it appears therein.
3.20    Clause (b)(ii) of the definition of “Loss Reserve” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
(ii) 1 minus the Loss Reserve Percentage on such date.

3.21    The definition of “Loss Reserve Percentage” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Loss Reserve Percentage” means, on any date, a percentage equal to (i) the product of (A) 2.25 times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months, multiplied by (B) the sum of (X) the aggregate initial Outstanding Balance of all Receivables originated by the Originators during the four most recent calendar months, plus (Y) the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is one of the General Electric Companies, originated by the Originators during the fifth most recent calendar month, plus (Z) the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is one of the General Electric Companies, originated by the Originators during the sixth most recent calendar month, divided by (ii) the Net Receivables Pool Balance as of such date.
3.22    The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is amended by (i) replacing the amount “$105,000,000” where it appears therein with the amount “$120,000,000” and (ii) replacing the term “Section 1.1(b)” where it appears therein with the term “Section 1.1(c)”.
3.23    The definition of “Purchaser Group” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Purchaser Group” means, (i) for any Conduit Purchaser, such Conduit Purchaser, together with such Conduit Purchaser’s Related Committed Purchasers, related Purchaser Agent and Related LC Participants and (ii) for Regions, Regions, as a Purchaser Agent, a Related Committed Purchaser and an LC Participant.
3.24    The definition of “Purchaser Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “June 3, 2013” where it appears therein with the date “June 2, 2014”.
3.25    The definition of “Related Committed Purchaser” set forth in Exhibit I to the Agreement is amended by deleting the parenthetical “(and its respective Commitment)” from where it appears therein.
3.26    The defined term “Wells” and its related definition set forth in Exhibit I to the Agreement are deleted in their entirety.
3.27    The definition of “Yield Period” set forth in Exhibit I to the Agreement is amended by replacing each reference to “Wells” where it appears therein with a reference to “Regions”.
3.28    The following new clause (n) is hereby added to Section 1 of Exhibit III to the Agreement immediately following existing clause (m) thereof:

(n)    No Sanctions. The Seller is not a Sanctioned Person. To the Seller’s knowledge, no Obligor was a Sanctioned Person at the time of origination of any Pool Receivable owing by such Obligor. The Seller and its Affiliates:   (i) have less than 15% of their assets in Sanctioned Countries; and (ii) derive less than 15% of their operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries.  Neither the Seller nor any of its Subsidiaries engages in activities related to Sanctioned Countries except for such activities as are (A) specifically or generally licensed by OFAC, or (B) otherwise in compliance with OFAC’s sanctions regulations.
3.29    The following new clause (i) is hereby added to Section 2 of Exhibit III to the Agreement immediately following existing clause (h) thereof:
(i)    No Sanctions. The Servicer is not a Sanctioned Person. To the Servicer’s knowledge, no Obligor was a Sanctioned Person at the time of origination of any Pool Receivable owing by such Obligor. The Servicer and its Affiliates:   (i) have less than 15% of their assets in Sanctioned Countries; and (ii) derive less than 15% of their operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries.  Neither the Servicer nor any of its Subsidiaries engages in activities related to Sanctioned Countries except for such activities as are (A) specifically or generally licensed by OFAC, or (B) otherwise in compliance with OFAC’s sanctions regulations.
3.30    The following new clause (r) is hereby added to Section 1 of Exhibit IV to the Agreement immediately following existing clause (q) thereof:
(r)    OFAC. The Seller has not used and will not use the proceeds of any Receivable or any Purchase hereunder to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.
3.31    The following new clause (l) is hereby added to Section 2 of Exhibit IV to the Agreement immediately following existing clause (k) thereof:
(l)    OFAC. The Servicer has not used and will not use the proceeds of any Receivable or any Purchase hereunder to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.
3.32    Clause (b) of Exhibit V to the Agreement is replaced in its entirety with the following:
(b)    a Servicer Default (other than of the type set forth in clause (e) of the definition thereof) shall occur;
3.33    Schedule II to the Agreement is amended and restated in its entirety as Schedule II attached hereto.

3.34    Schedule IV to the Agreement is amended and restated in its entirety as Schedule IV attached hereto.
3.35    Annex A to the Agreement is amended and restated in its entirety as Annex A attached hereto.
3.36    Annex B to the Agreement is amended and restated in its entirety as Annex B attached hereto.
3.37    Annex E to the Agreement is amended and restated in its entirety as Annex E attached hereto.
SECTION 4.    Effective Date Purchase. The parties hereto hereby acknowledge that, prior to the date hereof, the Seller delivered a Purchase Notice to PNC and Regions under the Agreement, and on the Effective Date and after giving effect to the Wells Payoff Agreement, subject to the satisfaction of Section 1.2 and Exhibit II of the Agreement, the Seller will make a Purchase in the amount of $15,900,000.00 (such Purchase, the “Specified Purchase”) under the Agreement.
SECTION 5.    Acknowledgements and Agreements. Each party hereto acknowledges and agrees that as of the Effective Date and after giving effect to this Amendment, the Specified Purchase and the Wells Payoff Agreement:
(i)    the Aggregate Capital shall be $100,700,000.00;
(ii)     the Capital funded by Market Street shall be $75,525,000.00;
(iii)    the Capital funded by Regions shall be $25,175,000.00;
(iv)    the LC Participation Amount shall be $5,200,000.00;
(v)    PNC’s Pro Rata Share of the LC Participation Amount shall be $3,900,000.00; and
(vi)    Region’s Pro Rata Share of the LC Participation Amount shall be $1,300,000.00.
SECTION 6.    Reaffirmation of Performance Guarantor. The Performance Guarantor hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and by the Wells Payoff Agreement and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that may increase the obligations of any Originator, Servicer, Sub-Servicer or Seller and (ii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.
SECTION 7.    Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
(c)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event, Unmatured Termination Event or Servicer Default exists or shall exist.
SECTION 8.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 9.    Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”), immediately following effectiveness of the Wells Payoff Agreement, subject to the satisfaction of each of the following conditions precedent on or before the Effective Date:
(a)    the Administrator shall have received counterparts of (i) this Amendment, (ii) the Wells Payoff Agreement and (iii) the Amended Fee Letter;
(b)    each Purchaser Agent shall have received its respective portion of the “Amendment Fee” (under and as defined in the Amended Fee Letter) in accordance with the terms of the Amended Fee Letter;
(c)    the Administrator shall have received one or more favorable opinions, addressed to the Administrator, each Purchaser and each Purchaser Agent, of counsel for the Seller and the Servicer, in form and substance satisfactory to the Administrator, covering such corporate and enforceability matters as the Administrator may reasonably request; and
(d)    the Administrator shall have received such other instruments, opinions and documents as the Administrator may reasonably request.

SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
SECTION 11.    Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 12.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.
SECTION 13.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
CINCINNATI BELL FUNDING LLC,
as Seller

By: /s/ Christopher C. Elma
Name: Christopher C. Elma
Title: Vice President and Treasurer

CINCINNATI BELL INC.,
as Servicer and as Performance Guarantor

By: /s/ Christopher C. Elma
Name: Christopher C. Elma
Title: Vice President and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the Market Street Purchaser Group

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Senior Vice President

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

REGIONS BANK,
as a Purchaser Agent, as an LC Participant and as a Related Committed Purchaser

By: /s/ Catherine A. Cowan
Name: Catherine A. Cowan
Title: Senior Vice President